                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   Form 8-K



                                Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 30, 1998



                                  Midas, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                      1-13409                  36-4180556
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



    225 North Michigan Avenue, Chicago, Illinois                    60601
      (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (312) 565-7500


                                      N/A
         (Former name or former address, if changed since last report.)

ITEM 2. DISPOSITION OF ASSETS

Midas, Inc. and Magneti Marelli, S.p.A., a member of the Fiat Group, formed a strategic alliance to develop the Midas program in the business of fast auto service repair in Europe and South America.

As part of the alliance, Midas sold its interests in its European operations to Magneti Marelli on October 30, 1998 and entered into a long-term license agreement. The aggregate consideration received by Midas for its interest in its European operations was $100 million. Midas will also receive on-going royalties throughout the term of the license agreement, as the 437 automotive service stores in Europe will continue to operate using the Midas name and Midas will continue to provide assistance to Magneti Marelli.

Subject to a final sale price adjustment based on the October 30, 1998 financial statements of the European operations, management anticipates an after tax gain on the sale of approximately $27 million. The after tax proceeds are expected be used to pay down the company's debt obligations by approximately $54 million with the balance to be used for general corporate purposes.

The foregoing description of this transaction is qualified in its entirety by reference to the Agreement For Strategic Alliance and the License Agreement dated October 30, 1998, previously filed with the Securities and Exchange Commission as an exhibit to Midas' Quarterly Report on Form 10-Q for the quarter ended September 26, 1998, and incorporated by reference herein.

ITEM 7. HISTORICAL AND PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

  (b) Historical And Pro Forma Financial Statements
      Condensed Statement Of Operations for the Fiscal Year Ended December 1997 Condensed Statement Of Operations for the Nine Months Ended September 1998 Condensed Balance Sheet as of September 1998
      Notes to Condensed Financial Information
  (c) Exhibits
      Agreement for Strategic Alliance dated October 30, 1998
       (incorporated by reference to Exhibit 2.1 of Midas' Quarterly Report on
        Form 10Q For the quarter ended September 26, 1998, Commission File No.
         1-13409)
      License Agreement dated October 30, 1998
       (incorporated by reference to Exhibit 2.2 of Midas' Quarterly Report on
        Form 10Q For the quarter ended September 26, 1998, Commission File No.
         1-13409)

                  MIDAS, INC. CONDENSED FINANCIAL INFORMATION


The following unaudited condensed balance sheet presents the financial position of Midas, Inc. as of September 26, 1998 assuming the sale transaction with Magneti Marelli had occurred on that date. The unaudited condensed statements of operations present the results of operations of Midas, Inc. for the fiscal year ended December 20, 1997 and the nine months ended September 26, 1998 after giving pro forma effect to the divestiture of the Midas European Operations as if it had occurred at the beginning of fiscal 1997.

The following financial information should be read in conjunction with the consolidated financial statements and related notes contained in the Company's 1997 Form 10-K and September 1998 Form 10-Q.


     Forward Looking Statements. This report contains, and certain of the Company's other public documents and statements and oral statements contain and will contain, forward-looking statements that reflect management's current assumptions and estimates of future performance and economic conditions using information currently available. Such statements are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those projected, stated, or implied by the forward-looking statements.

     The Company's consolidated results and the forward-looking statements could be affected by, among other things: general economic conditions in the markets in which the Company operates; economic developments that have a particularly adverse effect on one or more of the markets served by the Company; the ability to execute management's internal operating plans; the timing and magnitude of capital expenditures; economic and market conditions in the U.S. and worldwide; currency exchange rates; changes in consumer spending levels and demand for new products and services; cost and availability of raw materials; and overall competitive activities.

     The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

                                  MIDAS, INC.
                           HISTORICAL AND PRO FORMA
                  COMBINED CONDENSED STATEMENT OF OPERATIONS
                        FISCAL YEAR ENDED DECEMBER 1997
                 (In millions, except for earnings per share)

                                                                                  Pro Forma Adjustments
                                                                                  ---------------------
                                                                                       (Unaudited)
                                                                                       -----------
                                                                               Divestiture of
                                                                                  European         Other
                                                                                 Operations     Notes (B.2)   Pro Forma
                                                                  Historical     Note (B.1)      and (B.3)   (Unaudited)
                                                                  ----------     ----------      ---------   -----------
Sales and revenues..............................................    $596.4        $(111.9)        $ 5.6        $490.1
Cost of goods sold..............................................     277.5          (33.4)            -         244.1
Selling, general, and administrative expenses...................     252.1          (73.6)            -         178.5
Non-recurring charges...........................................      67.6           (5.3)            -          62.3
                                                                    ------        -------         -----        ------
   Operating income (loss)......................................      (0.8)           0.4           5.6           5.2
                                                                    ------        -------         -----        ------

Whitman charges.................................................     (18.1)             -             -         (18.1)
                                                                    ------        -------         -----        ------
Interest expense:
   Whitman......................................................      (6.8)             -           5.0          (1.8)
   Other........................................................      (2.3)           1.1             -          (1.2)
                                                                    ------        -------         -----        ------
   Total interest expense.......................................      (9.1)           1.1           5.0          (3.0)
                                                                    ------        -------         -----        ------

Other income (expense), net.....................................       0.9            0.1             -           1.0
                                                                    ------        -------         -----        ------

   Income (loss) before taxes...................................     (27.1)           1.6          10.6         (14.9)
Income tax provisions...........................................      (3.6)          (2.5)          4.1          (2.0)
                                                                    ------        -------         -----        ------

   Net income (loss)............................................    $(23.5)       $   4.1         $ 6.5        $(12.9)
                                                                    ======        =======         =====        ======



Earnings (Loss) Per Share:
   Pro forma basic and diluted earnings (loss) per share
   after giving effect to 1997 pro forma adjustments (Note A)...    $(1.21)
                                                                    ======

   Pro forma basic and diluted earnings (loss) per share
   after giving effect to 1997 pro forma adjustments and
   to the divestiture and other pro forma adjustments...........                                               $ (.76)
                                                                                                               ======

                                  MIDAS, INC.
                           HISTORICAL AND PRO FORMA
                CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                 NINE MONTHS ENDED SEPTEMBER 1998 (Unaudited)
                 (In millions, except for earnings per share)

                                                                                  Pro Forma Adjustments
                                                                                  ---------------------
                                                                               Divestiture of
                                                                                  European         Other
                                                                                 Operations     Notes (B.2)
                                                                  Historical     Note (B.1)      and (B.3)   Pro Forma
                                                                  ----------     ----------      ---------   ---------
Sales and revenues..............................................    $411.6         $(84.5)          $4.4      $331.5
Cost of goods sold..............................................     198.1          (24.8)             -       173.3
Selling, general, and administrative expenses...................     155.7          (55.6)             -       100.1
                                                                    ------         ------           ----      ------
    Operating income (loss).....................................      57.8           (4.1)           4.4        58.1
                                                                    ------         ------           ----      ------

Whitman charges.................................................      (1.1)             -              -        (1.1)
                                                                    ------         ------           ----      ------
Interest expense:
    Whitman.....................................................      (0.5)             -              -        (0.5)
    Other.......................................................      (9.7)           0.9            2.6        (6.2)
                                                                    ------         ------           ----      ------
    Total interest expense......................................     (10.2)           0.9            2.6        (6.7)
                                                                    ------         ------           ----      ------

Other income (expense), net.....................................       1.4           (0.1)             -         1.3
                                                                    ------         ------           ----      ------

  Income (loss) before taxes....................................      47.9           (3.3)           7.0        51.6
Income tax provisions...........................................      19.4           (1.8)           2.7        20.3
                                                                    ------         ------           ----      ------

  Net income (loss).............................................   $  28.5         $ (1.5)          $4.3      $ 31.3
                                                                    ======         ======           ====      ======


Earnings Per Share:
  Historical:
    Basic.......................................................   $  1.68
                                                                   =======
    Diluted.....................................................   $  1.65
                                                                   =======

  Pro forma:
    Basic.......................................................                                              $ 1.85
                                                                                                              ======
    Diluted.....................................................                                              $ 1.81
                                                                                                              ======

Average Number of Shares:
    Common shares outstanding...................................      16.9                                      16.9
    Equivalent shares on outstanding stock options..............        .4                                        .4
                                                                   -------                                    ------
    Shares applicable to diluted earnings.......................      17.3                                      17.3
                                                                   =======                                    ======

                                  MIDAS, INC.
                           HISTORICAL AND PRO FORMA
               CONSOLIDATED CONDENSED BALANCE SHEET (Unaudited)
                                SEPTEMBER 1998
                                 (In millions)

                                                                                   Pro Forma Adjustments
                                                                                   ---------------------
                                                                              Divestiture of
                                                                                 European
                                                                                Operations        Other
                                                               Historical       Note (B.4)     Note (B.4)      Pro Forma
                                                               ----------       ----------     ----------      ---------
ASSETS:
Current assets:
  Cash and cash equivalents................................      $ 17.3           $(11.2)         $ 44.4        $ 50.5
  Receivables, net.........................................        71.3            (22.1)              -          49.2
  Inventories..............................................        74.5            (12.0)              -          62.5
  Other current assets.....................................        20.2             (3.3)              -          16.9
                                                                 ------           ------          ------        ------
    Total current assets...................................       183.3            (48.6)           44.4         179.1
Property and equipment, net................................       179.8            (24.3)              -         155.5
Intangible assets, net.....................................        21.8            (14.0)              -           7.8
Other assets...............................................        22.8             (4.1)              -          18.7
Assets being divested......................................           -             59.0           (59.0)            -
                                                                 ------           ------          ------        ------
    Total assets...........................................      $407.7           $(32.0)         $(14.6)       $361.1
                                                                 ======           ======          ======        ======
LIABILITIES AND EQUITY:
Current liabilities:
  Short-term debt..........................................      $  5.4           $ (0.2)         $    -        $  5.2
  Short-term obligations under capital leases..............         0.8             (0.3)              -           0.5
  Accounts and dividends payable...........................        45.1            (21.3)              -          23.8
  Other current liabilities................................        63.7            (15.0)           12.2          60.9
                                                                 ------           ------          ------        ------
    Total current liabilities..............................       115.0            (36.8)           12.2          90.4
Long-term debt.............................................       137.0                -           (54.0)         83.0
Obligations under capital leases...........................        11.2             (0.1)              -          11.1
Deferred income taxes and other liabilities................        23.9              0.8               -          24.7
                                                                 ------           ------          ------        ------
    Total liabilities......................................       287.1            (36.1)          (41.8)        209.2

Shareholders' equity:
  Common stock and capital in excess of par value
    ($.001 par value, 100 million shares authorized,
    17.0 million shares issued September 1998).............        27.3                -               -          27.3
  Treasury stock, at cost, .1 million shares...............        (2.2)               -               -          (2.2)
  Retained income..........................................       107.6                -            27.2         134.8
  Accumulated other comprehensive income (loss)............       (12.1)             4.1               -          (8.0)
                                                                 ------           ------          ------        ------
                                                                  120.6              4.1            27.2         151.9
                                                                 ------           ------          ------        ------
    Total liabilities and equity...........................      $407.7           $(32.0)         $(14.6)       $361.1
                                                                 ======           ======          ======        ======


                                  MIDAS, INC.
                   NOTES TO CONDENSED FINANCIAL INFORMATION


A.   1997 Pro Forma Earnings (Loss) Per Share

     Pro forma basic and diluted earnings (loss) per share for the fiscal year ended December, 1997 have been calculated on the assumption that the 17.0 million shares of common stock that were distributed on January 30, 1998 had been outstanding since the beginning of 1997. Pro forma adjustments have been made to give effect to decreases in costs of $3 million that would not have been incurred by Midas as an independent, publicly held company, rather than a subsidiary of Whitman.

B.   Divestiture-Related Pro Forma Adjustments

(1) To eliminate the results of operations of the European Operations purchased by Magneti Marelli on October 30, 1998.

(2) To record the royalties that would have been received from Magneti Marelli and the reduced interest expense associated with lower debt levels. The interest rates used for 1997 were based on the rates charged by Whitman. For 1998, it is assumed the indebtedness had the average borrowing rate of Midas' revolving credit facility. No earnings were assumed on the sale proceeds retained as cash or cash equivalents.

(3) To record the income tax provisions on the other adjustments in note (2), calculated using a combined Federal and state tax rate of 38.9%.

(4) To record (a) the divestiture of the assets and liabilities being purchased by Magneti Marelli, (b) the application of $54 million of the proceeds to reduce indebtedness, (c) the applicable income tax liabilities on the transaction less taxes withheld at the source, (d) the retention of the remaining proceeds as cash and cash equivalents, and (e) the gain on the transaction as an increase in retained income and shareholders' equity.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MIDAS, INC.



Date:  November 12, 1998                  By: /s/ EDWIN A. GRELL
                                             ----------------------------------
                                          Edwin A. Grell
                                          Vice President and Controller
                                          (As Chief Accounting Officer and Duly
                                          Authorized Officer of Midas, Inc.)